                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                OCTOBER 26, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)



                                   ADVO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                              1-11720                       06-0885252
---------------------------------          ------------------------          -------------------
 (State or other jurisdiction              (Commission file number)            (IRS Employer
of incorporation or organization)                                            Identification No.)
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         ONE UNIVAC LANE, P.O. BOX 755, WINDSOR, CONNECTICUT 06095-0755
                    (Address of Principal Executive Offices)




Registrant's telephone number, including area code:       (860) 285-6120
                                                   -----------------------------
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ITEM 5.      OTHER EVENTS

On October 26, 2001, ADVO, Inc. (the "Company") announced that it had strengthened its management team with two internal executive level promotions.
Don McCombs, the Company's Executive Vice President and Chief Financial Officer, was promoted to the newly established position of President of the ADVO
Operations Group, and Julie Abraham, the Company's Senior Vice President of
Finance and Controller, was promoted to Chief Financial Officer.

In his new role, Mr. McCombs will oversee the fulfillment, operations, logistics, and financial functions related to ADVO's core shared mail business.
Ms. Abraham, in addition to her current controllership and financial responsibilities, will assume the oversight of the Company's corporate finance functions, including treasury, investor relations and tax.

Mr. McCombs and Ms. Abraham bring to their new positions extensive senior level management experience, including significant ADVO experience of 15 and 17 years, respectively. Both promotions are effective immediately and Mr. McCombs and Ms.
Abraham will report directly to Gary Mulloy, the Company's Chairman and Chief
Executive Officer ("CEO").

The Company also announced it had further strengthened and focused its ongoing safety and security efforts through the establishment of a dedicated executive level Office of Safety and Security. Reporting directly to the CEO, the new office will be led by Jack Dearing, Senior Vice President of Safety and Security, and most recently the Company's Senior Vice President of Operations.
In this new role, Mr. Dearing will oversee ADVO's company-wide security, safety, facility planning and corporate logistics activities.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:


Exhibit      Description
-------      -----------
No.
---
99(a)        Press release, dated October 26, 2001, issued by        Filed herewith.
             the Company.


99(b)        Press release, dated October 26, 2001, issued by        Filed herewith.
             the Company.
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                                       -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.







                                               ADVO, Inc.
         Date: October 31, 2001
                                               By   /s/ JULIE ABRAHAM
                                                   ----------------------------
                                                      Julie Abraham
                                                      Senior Vice President and
                                                      Chief Financial Officer


                                      - 3 -
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                                  EXHIBIT INDEX


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
                                                                Incorporation by
Exhibit No.       Description                                   Reference
-----------       -----------                                   ---------
99 (a)            Press release dated October 26, 2001,         Filed herewith.
                  issued by the Company.

99 (b)            Press release dated October 26, 2001,         Filed herewith.
                  issued by the Company.
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